UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2015

Starwood Hotels & Resorts Worldwide, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-7959	52-1193298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StarPoint, Stamford, Connecticut (Address of Principal Executive Offices)	06902 (Zip Code)

Registrant’s telephone number, including area code: (203) 964-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 15, 2015, Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the “Company” or “Starwood”), Solar Merger Sub 1, Inc., a Maryland corporation and a wholly owned subsidiary of the Company (“Holdco”), Solar Merger Sub 2, Inc., a Maryland corporation and a wholly owned subsidiary of Holdco (“Starwood Merger Sub”), Marriott International, Inc. a Delaware corporation (“Marriott”), Mars Merger Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Marriott (“Marriott Corporate Merger Sub”), and Mars Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Marriott (“Marriott LLC Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Marriott will acquire the Company in a series of transactions and stockholders of the Company will receive  0.920 shares of common stock, par value $0.01 per share, of Marriott (the “Stock Consideration”), and $2.00 in cash, without interest (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”).

The transaction will occur through multiple steps.  First, Starwood Merger Sub will be merged with and into the Company (the “Starwood Merger”), with the Company as the surviving entity (the “Initial Starwood Surviving Corporation”). At the effective time of the Starwood Merger, each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the effective time of the Starwood Merger will be converted into the right to receive one share of common stock, par value $0.01 per share, of Holdco (the “Holdco Common Stock”).

Immediately following the effectiveness of the Starwood Merger, the Initial Starwood Surviving Corporation will be converted from a Maryland corporation into a Maryland limited liability company (the “Starwood LLC Conversion”).  Then, on the day immediately following the effectiveness of the Starwood Merger and the Starwood LLC Conversion, Marriott Corporate Merger Sub will be merged with and into Holdco (the “Initial Holdco Merger”), with Holdco as the surviving entity in the Initial Holdco Merger (the “Initial Holdco Surviving Corporation”). At the effective time of the Initial Holdco Merger, each share of Holdco Common Stock will be converted into the right to receive the Merger Consideration.

Finally, immediately following the effectiveness of the Initial Holdco Merger, the Initial Holdco Surviving Corporation will be merged with and into Marriott LLC Merger Sub (the “Final Holdco Merger” and, together with the Starwood Merger, the Starwood LLC Conversion and the Initial Holdco Merger, the “Combination Transactions”), with Marriott LLC Merger Sub as the surviving entity in the Final Holdco Merger.

Consummation of the Combination Transactions  is subject to customary conditions, including customary conditions relating to (i) the approval of the Starwood Merger and the Initial Holdco Merger by holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon at a duly convened meeting (the “Company Stockholder Approval”), (ii) the approval of the issuance of the Stock Consideration by Marriott by a majority of the votes cast at a duly convened meeting of the stockholders of Marriott (the “Marriott Stockholder Approval”), (iii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other required regulatory approvals and (iv) the completion of the previously announced separation of the Company’s vacation ownership business. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement contains customary representations and warranties of the Company and Marriott. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring each party (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course and (iii) to refrain from taking certain actions prior to the consummation of the Combination Transactions without the other party’s consent. The Merger Agreement also contains “no shop” provisions that restrict the Company’s and Marriott’s ability to solicit or initiate discussions or negotiations with third parties regarding other proposals to acquire the Company or Marriott, as applicable, and the Company and Marriott have each agreed to certain terms relating to their ability to respond to such proposals.  In addition, the Merger Agreement requires that, subject to certain exceptions, the board of directors of the Company recommend that the Company’s stockholders approve the Starwood Merger and the Initial Holdco Merger and that the board of directors of Marriott recommend that Marriott’s stockholders approve the issuance of the Stock Consideration.

Prior to obtaining the Company Stockholder Approval, the Company’s board of directors may, among other things, (i) withhold, withdraw, modify or qualify its recommendation of the Combination Transactions or approve, endorse or recommend any Starwood Alternative Transaction (as defined in the Merger Agreement) or (ii) terminate the Merger Agreement to enter into an agreement providing for a Starwood Superior Proposal (as defined in the Merger Agreement), subject to complying with notice and other specified conditions, including giving Marriott the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice and the payment of the Termination Fee (as defined below).  Marriott has reciprocal rights and obligations under the Merger Agreement.

The Merger Agreement contains specified termination rights for the parties and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by the Company or Marriott to enter into a definitive agreement for an acquisition proposal that constitutes a Starwood Superior Proposal or a Marriott Superior Proposal, as applicable (each as defined in the Merger Agreement), the Company or Marriott, as applicable, will be required to pay a termination fee equal to $400 million (such amount, the “Termination Fee”).

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 15, 2015, the board of directors of the Company approved an amendment (the “Bylaw Amendment”) to the Bylaws of the Company (the “Bylaws”), which became effective immediately.  The Bylaw Amendment added a new Article IX to the Bylaws which provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be a state or federal court located within the State of Maryland.

The foregoing summary of the Bylaw Amendment is qualified in its entirety by reference to the text of the Bylaw Amendment, which is attached hereto as Exhibit 3.1 and the terms of which are incorporated herein by reference.

Item 8.01	Other Events

On November 16, 2015, Starwood and Marriott issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases.  Forward-looking statements are any statements other than statements of historical fact, including statements regarding Starwood’s and Marriot’s expectations, beliefs, hopes, intentions or strategies regarding the future.  Among other things, these forward-looking statements may include statements regarding the proposed combination of Starwood and Marriott; our beliefs relating to value creation as a result of a potential combination with Marriott; the expected timetable for completing the transactions; benefits and synergies of the transactions; future opportunities for the combined company; and any other statements regarding Starwood’s and Marriott’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning.  Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements.  Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with associates and labor unions, our ability to consummate potential acquisitions or dispositions or the spin-off of our vacation ownership business and its concurrent acquisition by Interval Leisure Group, Inc. (“ILG”) or realize the anticipated benefits of the spin-off and concurrent acquisition by ILG, and those disclosed as risks in other reports filed by us with the Securities and Exchange Commission, including those described in Part I of our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K as well as on Marriott’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Other risks and uncertainties include the timing and likelihood of completion of the proposed transactions between Starwood and Marriott, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transactions that could reduce anticipated benefits or cause the parties to abandon the transactions; the possibility that Starwood’s stockholders may not approve the proposed transactions; the possibility that Marriott’s stockholders may not approve the proposed transactions; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses of Starwood and Marriott will not be integrated successfully; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed transactions do not close, including due to the failure to satisfy the closing conditions; as well as more specific risks and uncertainties. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management's opinion only as of the date on which they were made.  Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.
NO OFFER OR SOLICITATION
This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
The proposed transaction involving Marriott and Starwood will be submitted to Starwood’s stockholders and Marriott’s stockholders for their consideration.  In connection with the proposed transaction, Marriott will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for Starwood’s stockholders and Marriott’s stockholders to be filed with the Securities and Exchange Commission (“SEC”).  Starwood will mail the joint proxy statement/prospectus to its stockholders, Marriott will mail the joint proxy statement/prospectus to its stockholders and Starwood and Marriott will file other documents regarding the proposed transaction with the SEC.  This communication is not intended to be, and is not, a substitute for such filings or for any other document that Marriott or Starwood may file with the SEC in connection with the proposed transaction.  SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The registration statement, the joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed or furnished by Marriott or Starwood with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus from Marriott by going to its investor relations page on its corporate web site at www.marriott.com and from Starwood by going to its investor relations page on its corporate web site at www.starwoodhotels.com.

PARTICIPANTS IN THE SOLICITATION
Marriott, Starwood, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information about Marriott’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on April 7, 2015 and information about Starwood’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on April 17, 2015.  These documents are available free of charge from the sources indicated above, and from Marriott by going to its investor relations page on its corporate web site at www.marriott.com and from Starwood by going to its investor relations page on its corporate web site at www.starwoodhotels.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the registration statement, the joint proxy statement/prospectus and other relevant materials Marriott and Starwood file with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

	Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of November 15, 2015, by and among Marriott International, Inc., Starwood Hotels & Resorts Worldwide, Inc., Solar Merger Sub 1, Inc., Solar Merger Sub 2, Inc., Mars Merger Sub, Inc. and Mars Merger Sub, LLC

	3.1	Amendment to the Bylaws of Starwood Hotels & Resorts Worldwide, Inc.

	99.1	Press Release dated November 16, 2015

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2015	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

	By:	/s/ Kenneth S. Siegel
		Name:	Kenneth S. Siegel
		Title:	Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

2.1
Agreement and Plan of Merger, dated as of November 15, 2015, by and among Marriott International, Inc., Starwood Hotels & Resorts Worldwide, Inc., Solar Merger Sub 1, Inc., Solar Merger Sub 2, Inc., Mars Merger Sub, Inc. and Mars Merger Sub, LLC

3.1	Amendment to the Bylaws of Starwood Hotels & Resorts Worldwide, Inc.

99.1	Press Release dated November 16, 2015